                     SUPPLEMENT DATED JULY 31, 1997 TO THE
       PROSPECTUS FOR PACIFIC SELECT FUND ("THE FUND") DATED MAY 1, 1997
                                ("PROSPECTUS")

NEW PORTFOLIO MANAGER FOR THE INTERNATIONAL PORTFOLIO

  Morgan Stanley Asset Management Inc. ("Morgan Stanley"), a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., became the Portfolio Manager for the International Portfolio effective June 1, 1997 pursuant to a portfolio management agreement with the Adviser and the Fund. The new portfolio management agreement was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the new portfolio management agreement or interested persons of such parties, at a meeting held on May 15, 1997. Variable Contract Owners having an interest in the International Portfolio as of the record date June 13, 1997 will be asked at a special meeting of Shareholders to be held August 8, 1997 to approve the new portfolio management agreement with Morgan Stanley.

  Morgan Stanley's address is 1221 Avenue of the Americas, New York, New York 10020. Morgan Stanley, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. As of February 28, 1997 Morgan Stanley, together with its affiliated asset management companies, had approximately $176.9 billion in assets under management as an investment manager or as a fiduciary adviser. Morgan Stanley has been managing international securities since 1986.

  Pacific Mutual Life will pay Morgan Stanley a fee at an annual rate of .35% based on the average daily net assets of the International Portfolio.

  Francine J. Bovich, a Principal of Morgan Stanley, is primarily responsible for the day-to-day investment management and implementation of Morgan Stanley's investment strategy for the International Portfolio. Prior to joining Morgan Stanley in 1993, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp., a registered investment adviser (1986-
1993). Before joining Westwood, she was a Managing Director of Citicorp Investment Management, Inc. (now Chancellor Capital Management), where she was responsible for the Institutional Investment Management group (1980-1986). Ms. Bovich began her investment career with Bankers Trust Company (1973-1980). She holds a B.A. in Economics from Connecticut College and an M.B.A. in Finance from New York University.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY MORGAN STANLEY

  The table below sets forth composite performance data relating to the historical performance of all accounts with assets in excess of $25 million managed by Morgan Stanley that have investment objectives, policies, strategies and risks substantially similar, although not identical, to those of the Fund's International Portfolio. The composite consists of four accounts, including two advisory accounts, one mutual fund and a pooled trust. The data is provided to illustrate the past performance of Morgan Stanley in managing accounts substantially similar to the International Portfolio but does not represent the performance of the International Portfolio. The table below also sets forth the performance of the International Portfolio and the performance of the Morgan Stanley Capital International Index ("MSCI EAFE") for the periods shown. In addition, for those persons who also wish to review different time periods and/or more detailed data in order to analyze market cycle returns, volatility or for other analytical purposes, monthly returns, inception to date returns, and 12-month returns have been provided. The performance data for the International Portfolio reflects the Portfolio's fees and expenses.

  In comparing the performance of the comparable accounts managed by Morgan Stanley to the performance of the International Portfolio, it should be noted that the country weighting of the Morgan Stanley accounts varied in certain respects from those of the International Portfolio. During the periods shown, the comparable accounts managed by Morgan Stanley were generally not invested in emerging market countries, whereas the International Portfolio frequently invested in emerging markets. Also, the weighting of securities issued by companies located in Japan held by the Morgan Stanley accounts was significantly greater than the weighting of Japanese securities held by the International Portfolio. Morgan Stanley has advised the Fund that it will employ an investment strategy that combines regional asset allocation with value based stock selection. It is expected that under Morgan Stanley, the allocation of assets among various countries for the International Portfolio will be more closely correlated with the weighting of countries in the MSCI EAFE Index. The MSCI EAFE is an index of more than 1,000 major selected foreign issuers in various countries including most nations in Western Europe, Australia, Japan, New Zealand and certain developed countries in Asia, such as Hong Kong and Singapore. Morgan Stanley has advised the Fund that it does make strategic regional and country weighting allocations that may significantly differ from the MSCI EAFE Index in seeking relative outperformance, but it is expected that Morgan Stanley generally would not invest in emerging market countries.

  The figures shown for Morgan Stanley's composite performance of comparable accounts are based on gross results that are adjusted to reflect the fees and expenses of the International Portfolio for the periods shown. The composite performance figures also reflect the inclusion of any dividends and interest income received, the deduction of any brokerage commissions, and other related portfolio transaction expenses which are generally reflected as part of the cost of a security. The composite data was calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR"), retroactively applied to all time periods. Accounts which are to be included in the composite of comparable accounts are included the month after operations commence or the month after meeting minimum dollar criteria (if applicable) for inclusion in the composite. To determine composite values, the beginning market value of each comparable account is divided by the sum of the market values of all comparable accounts, which results in a percentage number. The percentage number is multiplied by each comparable account's rate of return. The sum of all such amounts for the comparable accounts results in a dollar-weighted composite return. The composite investment results are unaudited.

  In connection with the assumption of portfolio management duties by Morgan Stanley, significant portfolio turnover may have occurred or may occur in connection with a restructuring of the Portfolio's holdings to reflect the management style of Morgan Stanley. Such restructuring may result in increased transaction costs in the Portfolio's current fiscal year.

  Because of the differences in computation methods, such as the method or frequency of reinvesting dividends or measuring gains, the data for the comparable accounts shown below may not be precisely comparable to performance data for the International Portfolio. In addition, the performance data for the advisory accounts and pooled trust included in the composite may not be representative of the International Portfolio because those accounts are not subject to the obligation to redeem shares upon request and to meet diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the 1940 Act or Subchapter M of the Internal Revenue Code, which, if imposed, could have adversely affected the performance. In addition, if the asset size of the comparable accounts varies from that of the International Portfolio, this might reduce the comparability of the International Portfolio's performance to that of the comparable accounts. Moreover, the International Portfolio's current and future investments are not and will not necessarily be identical to those of the comparable accounts. Investors should also be aware that the use of a methodology different from that used to calculate these composite returns could result in different performance data.

  The investment results presented below are not intended to predict or suggest the returns that might be experienced by the International Portfolio or an individual investor investing in the International Portfolio.

THE FOLLOWING PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION FOR SEPARATE ACCOUNT OR CONTRACT LEVEL CHARGES.

         TOTAL RETURN FOR MSCI EAFE, MORGAN STANLEY COMPARABLE ACCOUNTS
               AND INTERNATIONAL PORTFOLIO FOR THE PERIODS SHOWN

                                                             *MORGAN STANLEY               INTERNATIONAL PORTFOLIO
                         MSCI EAFE ("EAFE")           COMPARABLE ACCOUNTS ("MSCA")            ("INTERNATIONAL")
                  --------------------------------- --------------------------------- ---------------------------------
                          AVG. ANNUAL   CUMULATIVE          AVG. ANNUAL   CUMULATIVE          AVG. ANNUAL   CUMULATIVE
FOR PERIOD        1 YEAR  RETURN SINCE RETURN SINCE 1 YEAR  RETURN SINCE RETURN SINCE 1 YEAR  RETURN SINCE RETURN SINCE
  ENDING          RETURN  INCEPTION**  INCEPTION**  RETURN  INCEPTION**  INCEPTION**  RETURN  INCEPTION**  INCEPTION**
----------------  ------- ------------ ------------ ------- ------------ ------------ ------- ------------ ------------
5/31/97             7.55%     9.10%       19.03%     15.68%    16.48%       35.67%     20.52%    16.84%       36.58%
                                                             MORGAN STANLEY                INTERNATIONAL PORTFOLIO
                         MSCI EAFE ("EAFE")           COMPARABLE ACCOUNTS ("MSCA")            ("INTERNATIONAL")
                  ---------------------------------   ----------------------------    ---------------------------------
                           INCEPTION     ROLLING             INCEPTION     ROLLING             INCEPTION     ROLLING
  FOR PERIOD      MONTHLY   TO DATE      12 MONTH   MONTHLY   TO DATE      12 MONTH   MONTHLY   TO DATE      12 MONTH
   ENDING         RETURN    RETURN**      RETURN    RETURN    RETURN**      RETURN    RETURN    RETURN**      RETURN
  --------------  ------- ------------ ------------ ------- ------------ ------------ ------- ------------ ------------
June 30   1995     -1.75     -1.75                   -0.56     -0.56                    1.14      1.14
July 31             6.23      4.36                    5.60      5.01                    4.30      5.49
August 31          -3.81      0.38                   -0.88      4.10                   -3.10      2.22
September 30        1.95      2.34                    0.59      4.72                    1.69      3.95
October 31         -2.69     -0.41                   -2.15      2.46                   -3.08      0.74
November 30         2.78      2.36                    1.71      4.22                    0.78      1.53
DECEMBER 31         4.03      6.49                    2.98      7.36                    1.41      2.96
----------------   -------------------------------- --------------------------------- ---------------------------------

January 31  1996    0.41      6.93                    4.15     11.84                    3.14      6.20
February 29         0.34      7.29                   -0.15     11.69                    1.77      8.07
March 31            2.12      9.57                    1.13     12.96                    0.13      8.22
April 30            2.91     12.75                    4.35     17.93                    3.58     12.09
May 31             -1.84     10.68        10.68      -0.83     16.96        16.96       1.11     13.33        15.07
June 30             0.56     11.30        13.28       1.03     18.19        18.84       0.34     13.72        14.16
July 31            -2.92      8.04         3.53      -4.65     12.65         7.20      -2.94     10.38         6.24
August 31           0.22      8.28         7.87       0.89     13.68         9.13       3.40     14.13        13.37
September 30        2.66     11.16         8.61       3.19     17.37        11.98       1.50     15.84        13.15
October 31         -1.02     10.02        10.47      -1.24     15.91        13.03       1.61     17.71        18.63
November 30         3.98     14.40        11.76       4.69     21.44        16.37       4.66     23.19        22.25
DECEMBER 31        -1.29     12.93         6.05       0.23     21.75        13.24       1.86     25.48        21.89
----------------   -------------------------------- --------------------------------- ---------------------------------

January 31  1997   -3.50      8.97         1.92      -0.42     21.25         8.23       2.12     28.14        20.68
February 28         1.64     10.76         3.24       2.10     23.85        10.68       1.31     29.82        20.13
March 31            0.36     11.16         1.46       0.40     24.38         9.88       1.01     31.13        21.17
April 30            0.53     11.75        -0.89       1.08     25.77         6.40      -0.26     30.79        16.69
MAY 31              6.51     19.03         7.55       7.73     35.67        15.68       4.43     36.58        20.52
 ----------------------------------------------------------------------------------------------------------------------

 * Represents performance of a composite of accounts managed by Morgan Stanley with objectives and policies substantially similar to the Fund's International Portfolio. THIS DOES NOT REPRESENT PERFORMANCE OF THE FUND'S INTERNATIONAL PORTFOLIO. Composite figures are based upon gross performance as adjusted for the International Portfolio's fees and expenses.

** Returns are since June 1, 1995, the month after the first comparable account managed by Morgan Stanley began operations.

                                       3